UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 14, 2023
Date of Report (Date of earliest event reported)

Commission File Number of Issuing entity:	333-171508-07

Central Index Key Number of issuing entity:	0001578422

GS Mortgage Securities Trust 2013-GC13
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:	333-171508

Central Index Key Number of depositor:	0001004158

GS Mortgage Securities Corporation II
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor:	0001541502
0001541001
0001682511

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
(Exact name of sponsor(s) as specified in its charter)

Scott Epperson (212) 934-2882
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

46-1483808
46-1493598
(I.R.S. Employer Identification No.)

c/o U.S. Bank Trust Company, National Association
190 S. LaSalle Street, Chicago, IL
Chicago, IL
(Address of principal executive offices of issuing entity)

60603
(Zip Code)

(312) 332-7530
(Telephone number, including area code)

Not applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 6.04 Failure to make a Required Distribution.
The Certificate Administrator made distributions to the Certificateholders on the August 11, 2023 Distribution Date. The Certificate Administrator was subsequently notified by the Master Servicer on August 14, 2023 that principal and interest payments on the Crossroads Center Mortgage Loan (Loan Number 3 on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on July 31, 2013 pursuant to Rule 424(b)(5)) were initially withheld as reimbursement of advances in error. The files were subsequently revised to pass through these amounts to the Certificateholders. This resulted in additional principal payments to the Class A-S Certificateholders in the amount of $4,080,289.13, additional interest payments to the Class D Certificateholders in the amount of $22,903.55, additional interest payments to the Class E Certificateholders in the amount of $87,265.71 and additional interest payments to the Class F Certificateholders in the amount of $114,551.94. The additional payments were made to the Class A-S, Class D, Class E and Class F Certificateholders on August 16, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

Date: August 18, 2023	By: /s/ Scott Epperson
Name: Scott Epperson
Title: CEO